EXHIBIT 99.1






     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the filing of the Quarterly Report on Form 10QSB for the Quarter ended June 30, 2002 (the "Report") by USCorp, each of the undersigned hereby certifies that:

     1.   The Report complies in all material  respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. To the best of my knowledge, information contained in this Financial Report fairly presents the financial condition and results of operations of Registrant, and does not contain an untrue statement of material fact and does not omit a material fact.



Dated:  August 19, 2002


                                       /s/ Robert Dultz
                                       ------------------------------
                                       Name: Robert Dultz
                                       Title: Chief Executive Officer



                                       /s/ Robert Dultz
                                       ------------------------------
                                       Name: Robert Dultz
                                       Title: Chief Financial Officer